Exhibit 10.22
FIFTH AMENDMENT TO THE PRODUCTION SHARING CONTRACT FOR BLOCK G, OFFSHORE REPUBLIC OF EQUATORIAL GUINEA

This Fifth Amendment to the Production Sharing Contract for Block G, offshore Republic of Equatorial Guinea (this "Amendment") is entered into in Malabo, Republic of Equatorial Guinea on the 5th day of May, 2022 (the "Fifth Amendment Date"), between Trident Equatorial Guinea, Inc., a Cayman Islands company ("TEGI"), Kosmos Equatorial Guinea, Inc., a Cayman Islands company ("KEGI"), Panoro Equatorial Guinea Limited ("PEGL"), an Isle of Man company and Guinea Ecuatorial de Petroleos ("GEPetrol") and the Republic of Equatorial Guinea (the "STATE") as represented by the Ministry of Mines and Hydrocarbons (the "MINISTRY").

TEGI, KEGI, PEGL and GEPetrol are hereinafter collectively referred to as the ("CONTRACTOR") and the CONTRACTOR and the STATE are sometimes, depending on the context, hereinafter individually referred to as a "Party" and collectively as the "Parties."

WHEREAS, the STATE represented by the Ministry of Mines and Hydrocarbons, TEGI, KEGI and PEGL are parties to the Production Sharing Contract for Block "G", offshore Republic of Equatorial Guinea, signed on 26 March 1997, with an effective date of 14 April 1997, as amended on 1 January 2000, 15 December 2005, 22 October 2017 and 1 February 2019 (the "Contract").
WHEREAS, pursuant to the Assignment of State Participating Interest, in the PSC for Block G dated January 01, 2000, the Contractor assigned to the STATE 5% Carried Interest.
WHEREAS, pursuant to Decrees 9/2001 dated February 7th 2001; 75/2001 dated August 27th 2001; 84/2002 dated October 15th 2002, the STATE transferred its participating interests in all the PSCs signed prior to the creation of GEPetrol to GEPetrol and this amendment is intended to give effect to said mandate.

WHEREAS, the STATE through the MINISTRY, by means of a letter of assignment dated 12.04.22 transferred its Participation Interest in Block G to GEPetrol.

WHEREAS at the request of the CONTRACTOR on January 28th, 2022, the Parties, agreed to amend the CONTRACT for the purposes of extending the Contract term until December 31st, 2040, both for the CEIBA Field and the OKUME COMPLEX Field, as defined in Annex "A" of the CONTRACT.

NOW THEREFORE it is hereby agreed as follows.

Article 1 SCOPE

Except as modified herein the terms of the Contract as amended shall remain valid and in full force and effect.

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Article 2 DEFINITIONS

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The terms and phrases defined in the Contract and used herein shall have the same meaning as in the Contract unless the context herein otherwise provides.

Article 3
TERM, TERMINATION AND CANCELLATION

A new paragraph shall be added to Article 2.7 namely (article 2.7A) as follows:

"2.7A Notwithstanding the provisions of Article 2. 7 above, this Contract will continue in existence with respect to the Ceiba Field and the Okume Complex Field, as defined in Annex "A" and Annex "B" of the Contract, until the 31st of December 2040".

Article 4 PARTICIPATING NTERESTS
Article (2) of the Fourth Amendment to the Block G CONTRACT dated February 01, 2019, is amended to reflect that references made to the STATE shall be read as GEPetrol.

PARTY	PARTICIPATING INTEREST	PAYING INTEREST
GEPETROL	5%	0%
TEGI	40.375%	42.5%
KEGI	40.375%	42.5%
PEGL	14.25%	15%

Article 5
SOCIAL PROJECTS
A new Article 6.6 will be added to the Contract as follows:

"Article 6.6 - Social projects: Contractor shall commit Seven Hundred and Fifty Thousand United States Dollars (US$750,000) each Calendar Year to cooperate with non-governmental organisations in charitable works to develop society, sports activities and health programs to fight and prevent disease, as well as other non-profit related activities. The sums paid by CONTRACTOR

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pursuant to this Article 6.6 will be tax deductible and cost recoverable as Petroleum Operations Expenditures in accordance with the provisions of the Contract."

Article 6 MISCELLANEOUS

6.1    Each of the Parties shall carry out all acts and measures as shall be necessary to fully perform and carry out this Amendment.

6.2This Amendment may not be amended or modified except by a written document signed by the Parties. In the event of any conflict between the provisions of this Amendment and the Contract (as previously amended) with respect to the subject matter hereof, the provisions of this Amendment shall prevail.

6.3This Amendment shall inure to the benefit of and be binding upon the successors and assignees of the Parties.

6.4This Amendment shall become effective and shall have the force of law on and from the Effective Date.

6.5This Amendment is written and signed in eight (8) copies, four (4) in Spanish and four
(4) in English that shall constitute a single signed original. In the event of a conflict over the interpretation or implementation of the contents of this Amendment, the Spanish text shall prevail.

6.6In the event of a dispute arising out of or related to the interpretation or meaning of this Amendment, the Consultation and Arbitration provisions of Article XIII of the Contract and the applicable law under Article XVI of the Contract shall apply.

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IN WITNESS WHEREOF, the Parties hereto execute this Amendment on the day and year indicated below.

FOR THE REPUBLIC OF EQUATORIAL GUINEA: THE MINISTRY OF MINES AND HYDROCARBONS OF THE REPUBLIC OF EQUATORIAL GUINEA
/s/ Gabriel M. Obiang Lima
Name:	Gabriel M. Obiang Lima
Title:	Minister of Mines and Hydrocarbons
Date:	May 6, 2022

FOR THE CONTRACTOR: TRIDENT EQUATORIAL GUINEA, INC.
/s/ Arthur de Fautereau
Name:	Arthur de Fautereau
Title:	General Manager
Date:	May 4, 2022

KOSMOS EQUATORIAL GUINEA, INC.
/s/ Fidel Envo
Name:	Fidel Envo
Title:	VP – Country Manager
Date:	May 4, 2022

PANORO EQUATORIAL GUINEA LIMITED
/s/ Antonino Edjang Ondo
Name:	Antonino Edjang Ondo
Title:	Country Manager - EG
Date:	May 4, 2022

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GUINEA EQUATORIAL DE PETROLEOS
/s/ Antonio Oburu Ondo
Name:	Antonio Oburu Ondo
Title:	General Manager
Date:	May 4, 2022